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Geier Strategic Total Return Fund

GAMTX

PROSPECTUS

December 15, 2010
as revised April 27, 2011

Geier Asset Management, Inc.
2205 Warwick Way, Suite 200
Marriottsville, Maryland 21104
(P) 410-997-8000
www.geierfunds.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

The Prospectus gives you important information about the fund that you should know before you invest.  Please read this Prospectus carefully before investing and use it for future reference.

TABLE OF CONTENTS
SUMMARY SECTION	1
Investment Objective	1
Fees and Expenses of the Fund	1
Portfolio Turnover	2
Principal Investment Strategies	2
Principal Risks	4
Performance	7
Portfolio Management	7
Purchase and Sale of Fund Shares	7
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	8
Investment Objective	8
Principal Investment Strategies	8
Principal Risks of Investing in the Fund	10
Temporary Defensive Positions	13
HOW TO BUY SHARES	14
Initial Purchase	15
Additional Investments	15
Distribution Plan	16
Automatic Investment Plan	16
Tax Sheltered Retirement Plans	16
Other Purchase Information	16
HOW TO REDEEM SHARES	17
Redemptions in Kind	18
Fund Policy on Market Timing	18
Additional Information	19
DETERMINATION OF NET ASSET VALUE	20
DIVIDENDS, DISTRIBUTIONS AND TAXES	21
MANAGEMENT OF THE FUND	23
FINANCIAL HIGHLIGHTS	24
APPENDIX A - ADVISER’S PRIOR PERFORMANCE	25
FOR MORE INFORMATION	27

SUMMARY SECTION

Investment Objective

The investment objective of the Geier Strategic Total Return Fund (the “Fund”) is to provide long-term total return from income and capital appreciation, with an emphasis on absolute return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase and a $15 fee for redemptions paid by wire)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%
Distribution and Service (12b-1) Fees1	0.25%
Other Expenses2	0.74%
Acquired Fund Fees and Expenses2	0.02%
Total Annual Fund Operating Expenses	2.11%
Fee Waiver/Expense Reimbursement	(0.14%)
Total Annual Fund Operating Expenses (Net of Fee Waiver/Expense Reimbursement)3	1.97%

________________
1.	The Fund has adopted a 12b-1 Plan that permits the Fund to pay 0.25% of its average daily net assets to financial institutions that provide distribution and/or shareholder servicing.
2.	Estimated for the first year of operations.
3.
Annual Fund Operating Expenses (Net of Fee Waivers/Expense Reimbursements) reflect that the Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until February 28, 2012, so that Total Annual Fund Operating Expenses does not exceed 1.95%. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and indirect expenses (such as “Acquired Fund Fees and Expenses”.  The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Only the one year number shown below reflects the Adviser’s agreement to waive fees and/or reimburse Fund expenses.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year                       Three Years
$200                                $647

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the example above, affect the Fund’s performance.

Principal Investment Strategies

The Fund is a flexible fund, which means it allocates its investments primarily among equity securities, fixed income securities, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), and other investments that are selected mainly for their long-term growth potential.    The Fund may invest in issuers of any size throughout the world.  When choosing the combination of investments, the Adviser considers various factors, including opportunities for each position to increase in value, expected dividends, or interest income in the short term, intermediate term and long term, and in response to changing markets and economic trends. The Fund generally seeks some diversification across markets in an effort to manage portfolio volatility.

The Adviser seeks to provide conservative growth of the Fund over the long term by attempting to employ prudent investment risk within the Fund, while emphasizing absolute returns.  The Fund may have unusually large allocations to cash and cash equivalents and may employ hedging strategies during periods when the Adviser believes a defensive posture is prudent.  In selecting investments for the Fund, the Adviser uses an approach that combines fundamental “top-down” macro-economic analysis with technical analysis.  The Adviser considers such macro-economic factors as economic conditions, earnings, industry and sector outlooks, politics, historical data, price-to-earnings ratios, dividends, general level of interest rates, company management and tax benefits as well as certain technical factors such as past market activity and price and volume data.  The Adviser then looks for individual companies or securities that it believes are expected to offer earnings growth potential that may not be recognized by the market at large.  The Adviser may also consider whether a particular security or other investment potentially offers current income.

Because of its conservative emphasis, the Fund may, at times, be heavily positioned in bonds and debt securities during normal market cycles.  The Fund may go entirely into cash and also may employ hedging strategies through the use of ETFs and other products that move inversely to the Fund’s positions or to the specific market indices, when the Adviser believes a defensive posture is needed.

The Fund’s investments in equity securities may include common stocks and common stock equivalents (such as rights or warrants, which give the Fund the ability to purchase common stock, and convertible securities, which are securities that are convertible into common stock), REITs, and shares of other investment companies (including open-end and closed-end funds and ETFs) whose portfolios primarily consist of equity securities.  The Fund may invest in foreign companies, either directly or through American Depositary Receipts (“ADRs”), which are receipts issued by U.S. banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security.  The Fund may make investments in securities of issuers in any market capitalization range.

The Fund’s investments in fixed income securities may include U.S. treasury notes and bonds, investment grade corporate debt securities, high-yield securities (commonly known as “junk bonds”), debt securities of foreign issuers and shares of other investment companies whose portfolios primarily consist of fixed income securities.  The Fund will not observe any quality or maturity limitations with respect to the Fund’s fixed income investments.

The Fund may also invest in shares of other investment companies or ETFs whose portfolios primarily consist of physical commodities such as gold, silver, and other precious metals, as well as invest in the securities of U.S. and foreign companies whose assets consist primarily of real estate and natural resources such as oil and minerals.

The Adviser may utilize inverse ETFs, including double inverse (or ultra-short) ETFs and other products that move inversely to the Fund’s positions or to the specific market indices, when the Adviser believes a temporary defensive posture is needed.  Inverse ETFs seek to negatively correlate to the performance of the particular index by using various forms of derivative transactions, including short-selling the underlying index.  An investment in an inverse ETF will increase in value while the underlying index is falling.  Rather than sell a long-term holding of the Fund during short-term market disruptions, the Adviser may employ inverse ETF’s that are correlated to the holding to mitigate the effect on the Fund.

The Fund may utilize derivatives.  The Fund may use derivative transactions for any purpose consistent with its investment objective, such as for hedging or obtaining market exposure. The derivative securities that the Fund may purchase or sell (write) include exchange-traded put or call options on stocks or stock indices. The Fund also may purchase or sell (write) index futures contracts or options on index futures contracts on a temporary basis in lieu of investing in equity securities.  The Fund is a “non-diversified” fund, which means it can invest in fewer securities at any one time than a diversified fund. Also, from time to time the Fund may invest a significant portion of its assets in a limited number of industry sectors, but will not concentrate in any particular industry or group of industries.

The Adviser attempts to maintain the purchasing power of the Fund by considering the impact of CPI on inflation and the relationship of the U.S. dollar to other currencies.  The Adviser may add investments to the Fund’s portfolio that offset inflationary and currency effects when it deems necessary - for example, the Fund may invest in ETF indices or other investments that are linked to the U.S. dollar and other currencies as well as the CPI index, that rise or fall based on the index, in an attempt to mitigate the adverse effect on Fund holdings.

During the initial year of operation, the Adviser intends to position the Fund to reflect the overall macro environment as the Adviser views it for the coming year.  The Adviser believes that stocks, in general, are overvalued, and sees more potential for absolute return for the Fund’s shareholders in bonds, providing the Fund with a lower level of risk.  The Adviser anticipates holding substantially greater positions in bonds than in equities, while monitoring the dynamics of interest rates and the speed at which the economy expands.  The Fund’s portfolio will likely be allocated more heavily in U.S. Treasury Inflation Protected Securities (TIPS) and long-term U.S. treasury notes, in order to obtain yield and protect against inflation.  The portfolio will also likely be heavily weighted in foreign government bonds and in higher grade global corporate bonds, utilities, and dividend paying stocks.  The remainder of the portfolio will likely be allocated among gold and precious metals ETFs, lower grade high-yield bonds, emerging market securities, and REITs.  These allocations may change at any time depending on the Adviser’s view of economic trends.  The Adviser retains flexibility in the Fund’s investments, which allows the Adviser to react to an ever-changing economic environment.

The Adviser will sell investments if it determines that any of the mentioned factors have changed materially from its initial analysis, or that other factors indicate that an investment is no longer earning a return commensurate with its risk.

Principal Risks

The principal risks of investing in the Fund are summarized below.  There may be circumstances that could prevent the Fund from achieving its investment goal and you may lose money by investing in the Fund.  You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund.

Stock Market Risk.  Movements in the stock market may adversely affect the specific securities held by the Fund on a daily basis, and, as a result, such movements may negatively affect the Fund’s net asset value.

Foreign Securities Risk.  There may be less information about foreign companies in the form of reports and ratings than about U.S. issuers. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers.  Foreign markets may not be as developed or efficient as those in the United States, and there is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.   Investments in foreign securities also subject the Fund to risks associated with fluctuations in currency values.

Real Estate Investment Trust (“REIT”) Risk.  The Fund’s investments in REIT securities will expose the Fund to risks similar to those associated with direct investments in real estate, including changes in interest rates, overbuilding, increased property taxes, or regulatory actions. REITs incur fees that are separate from those of the Fund.  As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the REITs, in addition to Fund expenses.

Other Investment Company Risk / ETF and Index Mutual Fund Risk.  The Fund will incur higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies.  There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds.  When the Fund invests in an underlying mutual fund or ETF, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the underlying fund or index on which the ETF or index mutual fund is based and the value of the Fund’s investments will fluctuate in response to the performance and sale of the underlying investments or index.  In addition to the brokerage costs associated with the Fund’s purchase and sale of the underlying securities, ETFs and mutual funds incur fees that are separate from those of the Fund.  As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses.  Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds.  In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may be above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) temporarily stop stock trading.

Inverse Correlation Risk. To the extent the Fund invests in inverse (or ultra-short) ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises – a result that is the opposite from traditional mutual funds.  During periods of higher index volatility, longer term results for such funds may be more or less than twice the inverse of the return of the underlying index.  This effect becomes more pronounced as volatility increases.

Small and Mid-Cap Risk. To the extent the Fund invests in underlying funds that invest in small and mid-cap companies or invests in such companies directly, the Fund will be subject to additional risks. The earnings and prospects of smaller companies are more volatile than larger companies, and smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Smaller companies may also have limited markets, product lines, or financial resources, and may lack management experience.

Fixed Income Securities Risk.  Investing in fixed income securities subjects the Fund to interest rate risk and credit risk.  Interest rate risk is the risk that increases in interest rates can cause the prices of the Fund’s investments in fixed income securities to decline.  Credit risk is the risk that the issuer of bonds may not be able to meet interest or principal payments when bonds become due.  The Fund could lose money or experience a lower rate of return if it holds high-yield securities (“junk bonds”) that are subject to higher credit risks and are less liquid than other fixed income securities.  Junk bonds have more credit risk than investment grade bonds.

Commodity Risk.  Some of the funds and ETFs in the Fund’s portfolio may invest directly or indirectly in physical commodities, such as gold, silver, and other precious materials.  Accordingly, the Fund may be affected by changes in commodity prices which can move significantly in short periods of time and be affected by new discoveries or changes in government regulation.

Currency Risk.  The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

Derivatives Risk.  The Fund may use derivatives such as put and call options on stocks and stock indices, and it may use index futures contracts and options thereon.  There is no guarantee such strategies will work. If the Adviser is not successful in employing such instruments in managing the Fund's portfolio, the Fund's performance will be worse than if it did not employ such strategies.  Successful use by the Adviser of options on stock indices, index futures contracts (and options thereon) will be subject to the Adviser's ability to predict correctly movements in the direction of the securities generally or of a particular market segment. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce the return.  In writing options on futures, the Fund’s loss is potentially unlimited and may exceed the amount of the premium received.

Risk of Non-Diversification.  The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is “diversified.” Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Investment Selection Risk.  The Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund.

Cash Investments Risk.  From time to time, the Fund may hold a substantial cash position.  If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested, and may not achieve its investment objective.  To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses in addition to the Fund’s direct fees and expenses.

An investment in the Fund is not a deposit at a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The Fund recently commenced operations and, as a result, does not have a full calendar year of performance history.  Investors should be aware that past performance is not necessarily an indication of how the Fund will perform in the future.

Portfolio Management

Investment Adviser.  Geier Asset Management, Inc.

Portfolio Manager.  Thomas M. Geier, CPA, CFP®, PFS, has been the portfolio manager of the Fund since its inception in 2010.  He is Vice President and COO of the Adviser.

Purchase and Sale of Fund Shares

Minimum Initial Investment	To Place Buy or Sell Orders

$1,000 for all account types There is no minimum amount for subsequent investments.	By Mail: Geier Strategic Total Return Fund Huntington Asset Services, Inc. P.O. Box 6110 Indianapolis, IN 46206

By Phone: (877)747-4268

You may purchase or sell (redeem) your shares on any day the New York Stock Exchange is open, either directly through the Fund’s Transfer Agent by calling (877) 747-4268, or through your broker-dealer or financial intermediary.  You may also redeem shares by submitting a written request to the address above.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The investment objective of the Geier Strategic Total Return Fund (the “Fund”) is to provide long-term total return from income and capital appreciation, with an emphasis on absolute return.
The Fund’s investment objective is not fundamental and may be changed without shareholder approval.  The Fund will provide 60 days advance notice of any change in the investment objective.

Principal Investment Strategies

The Fund is a flexible fund, which means it allocates its investments primarily among equity securities, fixed income securities, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), and other investments that are selected mainly for their long-term growth potential.    The Fund may invest in issuers of any size throughout the world. When choosing the combination of investments, the Adviser considers various factors, including opportunities for each position to increase in value, expected dividends, or interest income in the short term, intermediate term and long term, and in response to changing markets and economic trends. The Fund generally seeks some diversification across markets in an effort to manage portfolio volatility.

The Adviser seeks to provide conservative growth of the Fund over the long term by attempting to employ prudent investment risk within the Fund, while emphasizing absolute returns.  In selecting investments for the Fund, the Adviser uses an approach that combines fundamental “top-down” macro-economic analysis with technical analysis.  The “top-down” approach may take into consideration macro-economic factors such as, without limitation, economic conditions, earnings, industry and sector outlooks, politics, historical data, price-to-earnings ratios, dividends, general level of interest rates, company management and tax benefits.  The Adviser’s technical analysis may take into consideration statistics of past market activity, prices and volume, and indicators from which it may make an inference about future movements.

The Adviser then analyzes this data to form conclusions as to investment trends.  The Adviser then looks for individual companies or securities that it believes are expected to offer earnings growth potential that may not be recognized by the market at large.  The Adviser may also consider whether a particular security or other investment potentially offers current income.

Because of its conservative emphasis, the Fund may, at times, be heavily positioned in bonds and debt securities during normal market cycles.  The Fund may go entirely into cash and also may employ hedging strategies through the use of ETFs and other products that move inversely to the Fund’s positions or to the specific market indices, when the Adviser believes a temporary defensive posture is needed.

The Fund is a “non-diversified” fund, which means it can invest in fewer securities at any one time than a diversified fund. Also, from time to time the Fund may invest a significant portion of its assets in a limited number of industry sectors, but will not concentrate in any particular industry or group of industries.

The Fund’s investments in equity securities may include common stocks and common stock equivalents (such as rights or warrants, which give the Fund the ability to purchase common stock, and convertible securities, which are securities that are convertible into common stock), REITs, and shares of other investment companies (including open-end and closed-end funds and ETFs) whose portfolios primarily consist of equity securities.  The Fund may invest in foreign companies, either directly or through American Depositary Receipts (“ADRs”), which are receipts issued by U.S. banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security. The Fund may make investments in securities of issuers in any market capitalization range.

The Fund’s investments in fixed income securities may include U.S. treasury notes and bonds, investment grade corporate debt securities, high-yield securities (commonly known as “junk bonds”), debt securities of foreign issuers and shares of other investment companies whose portfolios primarily consist of fixed income securities. The Fund will not observe any quality or maturity limitations with respect to the Fund’s fixed income investments.

The Fund may also invest in shares of other investment companies or ETFs whose portfolios primarily consist of physical commodities such as gold, silver, and other precious metals, as well as invest in the securities of U.S. and foreign companies whose assets consist primarily of real estate and natural resources such as oil and minerals.

The Fund may also invest in inverse ETFs, including double inverse (or ultra-short) ETFs.  Inverse ETFs seek to negatively correlate to the performance of the particular index that they track by using various forms of derivative transactions, including by short-selling the underlying index.  Ultra-short ETFs seek to multiply the negative return of the tracked index (e.g., twice the inverse return).  As a result, an investment in an inverse ETF will decrease in value when the value of the underlying index rises.  By investing in ultra-short ETFs and gaining magnified short exposure to a particular index, the Fund can commit less assets to the investment in the securities represented on the index than would otherwise be required. Inverse ETFs seek to negatively correlate to the performance of the particular index by using various forms of derivative transactions, including short-selling the underlying index.  An investment in an inverse ETF will increase in value while the underlying index is falling.  Rather than sell a long- term holding of the Fund during short-term market disruptions, the Adviser may employ inverse ETF’s that are correlated to the holding to mitigate the effect on the Fund.

The Adviser seeks to provide conservative growth of the Fund over the long term by employing prudent investment risk within the Fund, while emphasizing absolute returns.  Because of its conservative emphasis, the Fund may, at times, be heavily positioned in bonds and debt securities during normal market cycles.  The Fund may go entirely into cash and also may employ hedging strategies through the use of ETFs and other products that move inversely to the Fund’s positions or to the specific market indices, when the Adviser believes a defensive posture is needed.  The Adviser attempts to maintain the purchasing power of the Fund by considering the impact of CPI on inflation and the relationship of the U.S. dollar to other currencies.  The Adviser may add investments to the Fund’s portfolio that offset inflationary and currency effects when it deems necessary - for example, the Fund may invest in ETF indices or other investments that are linked to the US dollar and other currencies as well as the CPI index, that rise or fall based on the index, in an attempt to mitigate the adverse effect on Fund holdings.

The Adviser will attempt to reduce tax distributions to shareholders by maintaining long-term positions when possible.  However, minimizing tax distributions is secondary in the overall decision to hold or sell an investment.  The Adviser may make tax distribution decisions such as taking loses to offset gains or to sell holdings to clear out excessive undistributed gains.

During the initial year of operation, the Adviser intends to position the Fund to reflect the overall macro environment as the Adviser views it for the coming year.  The Adviser believes that stocks, in general, are overvalued, and sees more potential for absolute return for the Fund’s shareholders in bonds, providing the Fund with a lower level of risk.  The Adviser anticipates holding substantially greater positions in bonds than in equities, while monitoring the dynamics of interest rates and the speed at which the economy expands.  The Fund’s portfolio will likely be allocated more heavily in U.S. Treasury Inflation Protected Securities (TIPS) and long-term U.S. treasury notes, in order to obtain yield and protect against inflation.  The portfolio will also likely be heavily weighted in foreign government bonds and in higher grade global corporate bonds, utilities, and dividend paying stocks.  The remainder of the portfolio will likely be allocated among gold and precious metals ETFs, lower grade high-yield bonds, emerging market securities, and REITs.  These allocations may change at any time depending on the Adviser’s view of economic trends.  The Adviser retains flexibility in the Fund’s investments, which allows the Adviser to react to an ever-changing economic environment.

The Adviser will sell investments if it determines that any of the mentioned factors have changed materially from its initial analysis, or that other factors indicate that an investment is no longer earning a return commensurate with its risk.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below.  There may be circumstances that could prevent the Fund from achieving its investment goal and you may lose money by investing in the Fund.  You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund.

Stock Market Risk.  Stock markets can be volatile.  In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.   The Fund’s net asset value may decline as a result of this risk.

Foreign Securities Risk.  The Fund may invest in foreign securities, including ADRs.  Foreign securities are subject to additional risks not typically associated with investments in domestic securities.  These risks may include, among others, country related risks including political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations, and policies restricting the movement of assets; different trading practices; less government supervision; less publicly available information; limited trading markets; and greater volatility.   Investments in foreign securities also subject the Fund to risks associated with fluctuations in currency values.

Real Estate Investment Trust (“REIT”) Risk.  The Fund’s investments in REIT securities will expose the Fund to risks similar to those associated with direct investments in real estate, including changes in interest rates, overbuilding, increased property taxes, or regulatory actions. REITs incur fees that are separate from those of the Fund.  As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the REITs, in addition to Fund expenses.

Other Investment Company Risk / ETF and Index Mutual Fund Risk.  The Fund will incur higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies.  There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds.  When the Fund invests in an underlying mutual fund or ETF, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the underlying fund or index on which the ETF or index mutual fund is based and the value of the Fund’s investments will fluctuate in response to the performance and sale of the underlying investments or index.  In addition to the brokerage costs associated with the Fund’s purchase and sale of the underlying securities, ETFs and mutual funds incur fees that are separate from those of the Fund.  As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses.  Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds.  In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may be above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) temporarily stop stock trading.

The Investment Company Act of 1940 imposes conditions on funds which invest in other funds.  Except as permitted by applicable rules and interpretations of the Securities and Exchange Commission and its staff, the Fund and its affiliated persons may not purchase or otherwise acquire more than 3% of the total outstanding shares of another fund.  Because of this restriction, the Fund may have to forego certain investment opportunities.

Inverse Correlation Risk. To the extent the Fund invests in inverse (or ultra-short) ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises – a result that is the opposite from traditional mutual funds.   During periods of higher index volatility, longer-term results for such funds may be more or less than twice the inverse of the return of the underlying index.  This effect becomes more pronounced as volatility increases.

Risks of Small and Medium Capitalization Companies.  To the extent the Fund invests in small and medium capitalization companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium capitalization companies may experience higher failure rates than do larger companies. The trading volume of securities of small and medium capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Small and medium capitalization companies may have limited markets, product lines or financial resources, and may lack management experience.

Fixed Income Securities Risk.  To the extent the Fund invests in fixed income securities, it could lose money or experience a lower rate of return if it holds a fixed income security whose issuer is unable to meet its financial obligations, or in the event that interest rates decrease or increase, depending on the Fund’s investments.  These securities may accrue income that is distributable to shareholders even though the income may not yet have been paid.  If so, the Fund may need to liquidate some of its holdings and forego the purchase of additional income-producing assets.  Fluctuations in interest rates may affect the yield and value of the Fund’s investments in income-producing or fixed income or debt securities.  Generally, if interest rates rise, the value of the Fund’s investments may fall.  The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields.  The Fund could lose money if it holds a fixed income security whose issuer is unable to meet its financial obligations.  The Fund could lose money or experience a lower rate of return if it holds high-yield securities (“junk bonds”) that are subject to higher credit risks and are less liquid than other fixed income securities.  Junk bonds have more credit risk than investment grade bonds.

Commodity Risk.  Some of the funds and ETFs in the Fund’s portfolio may invest directly or indirectly in physical commodities, such as gold, silver, and other precious materials.  Accordingly, the Fund may be affected by changes in commodity prices which can move significantly in short periods of time and be affected by new discoveries or changes in government regulation.

Currency Risk.  Investments that are denominated in a currency other than the U.S. dollar, or currency-related derivative instruments, are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar.  Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

Risk of Non-Diversification.  The Fund is non-diversified under the 1940 Act. However,  because it intends  to  qualify  as  a  "regulated  investment  company"  for  purposes  of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"),  the Fund must meet certain  diversification  requirements.  These  include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total  assets  must be  invested in cash,  cash  equivalents,  U.S. government securities and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated  investment company is also limited in its purchases of voting  securities of any issuer and may  invest  no more than 25% of the  value of its  total  assets in  securities (other  than U.S.  government securities) of any one issuer or of two or more issuers  that the Fund  controls  and are engaged in the same,  similar or related trades or businesses.

Derivatives Risk.  The Fund may use derivatives such as put and call options on stocks and stock indices, and it may use index futures contracts and options thereon.  There is no guarantee such strategies will work. If the Adviser is not successful in employing such instruments in managing the Fund's portfolio, the Fund's performance will be worse than if it did not employ such strategies.  Successful use by the Adviser of options on stock indices, index futures contracts (and options thereon) will be subject to the Adviser's ability to predict correctly movements in the direction of the securities generally or of a particular market segment. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce the return.  In writing options on futures, the Fund’s loss is potentially unlimited and may exceed the amount of the premium received.

Investment Selection Risk.  The Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund.

Cash Investments Risk.  From time to time, the Fund may hold a substantial cash position.  If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested, and may not achieve its investment objective.  To the extent the Fund uses a money market fund for its cash position; there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses in addition to the Fund’s direct fees and expenses.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions.  In such instances, the Fund may hold up to 100% of its assets in cash; short-term U.S. government securities and government agency securities; investment grade money market instruments; investment grade fixed income securities; repurchase agreements; commercial paper and cash equivalents.  The Fund may invest in the securities described above at any time to maintain liquidity, pending selection of investments by the Adviser, or if the Adviser believes that sufficient investment opportunities that meet the Fund's investment criteria are not available.  By keeping cash on hand, the Fund may be able to meet shareholder redemptions without selling securities and realizing gains and losses.  As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.
Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking a fund with an investment objective of long-term total return from income and capital appreciation.
•	Investors who want exposure to a broad range of asset classes with the convenience of a single fund.
•	Investors interested in a globally allocated portfolio.
•	Investors willing to accept price fluctuations in their investment.

Information about the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

HOW TO BUY SHARES

Shares of the Fund are available exclusively to U.S. citizens.  To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity.  If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed.  If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

The minimum initial investment in the Fund is $1,000 for all account types.  The Adviser may, in its sole discretion, waive this minimum for accounts participating in an automatic investment program and in certain other circumstances.  The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary.  If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment.  The financial intermediary may also impose minimum requirements that are different from those set forth in this Prospectus.  If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions).  However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail – To be in proper form, your initial purchase request must include:
•	a completed and signed investment application form; and
•	a personal check with name pre-printed (subject to the minimum amount)made payable to the Fund.

Mail the application and check to:

U.S. Mail:	Overnight:

Geier Strategic Total Return Fund c/o Huntington Asset Services, Inc. P.O. Box 6110 Indianapolis, Indiana 46206-6110	Geier Strategic Total Return Fund c/o Huntington Asset Services, Inc. 2960 N. Meridian Street, Suite 300 Indianapolis, Indiana 46208

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so.  To wire money, you must call Shareholder Services at (877) 747-4268 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Huntington Asset Services Inc., the Fund’s transfer agent, at the above address in order to complete your initial wire purchase.  Wire orders will be accepted only on a day on which the Fund and its custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund.  The purchase price per share will be the net asset value next determined after the wire purchase is accepted by the Fund.  Any delays, which may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent.  There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire, or automatic investment.  Each additional mail purchase request must contain:

1.	Your name
2.	The name on your account(s)
3.	Your account number(s)
4.	A check made payable to “Geier Strategic Total Return Fund”

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this Prospectus.  To send a bank wire, call Shareholder Services at (877) 747-4268 to obtain instructions.

Distribution Plan

The Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares and allows the Fund to pay for services provided to Fund shareholders (the 12b-1 Plan”).  The 12b-1 Plan allows shareholders of the Fund to pay annual 12b-1 expenses of 0.25%.  Over time, 12b-1 fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check.  Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account.  You may change the amount of your monthly purchase at any time.  If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pension plans (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans.  You should contact Shareholder Services at (877) 747-4268 for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options.  Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian.  Call Shareholder Services about the IRA custodial fees at (877) 747-4268.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person.  If your check or wire does not clear, you will be responsible for any loss incurred by the Fund.  You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund.  The Fund and its transfer agent may refuse any purchase order for any reason.  Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted.  Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000.  In such cases, a fifteen (15) calendar day hold will be applied to the funds, (which means that you may not redeem your shares until the holding period has expired).  Cashier’s checks and bank official checks in amounts less than $10,000 will also be accepted for IRA transfers from other financial institutions.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders.  The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter.  It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check, ACH or federal wire transfer.  The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption.  If you redeem your shares through a broker-dealer or other financial institution, you may be charged a fee by that institution.  You should consult with your broker-dealer or other financial institution for more information on these fees.  Your investment may be subject to redemption fees for short-term trades as discussed below in “Fund Policy on Market Timing.”

By Mail - You may redeem any part of your account in the Fund at no charge by mail.  Your request should be addressed to:

U.S. Mail:	Overnight:

Geier Strategic Total Return Fund c/o Huntington Asset Services, Inc. P.O. Box 6110 Indianapolis, Indiana 46206-6110	Geier Strategic Total Return Fund c/o Huntington Asset Services, Inc. 2960 N. Meridian Street, Suite 300 Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account names, the address, and the dollar amount or number of shares you wish to redeem.  Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form.  To be in good order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.  The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record, mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, if new banking instructions are being added to an existing account, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions.  The Fund may also require a signature guarantee for redemptions of $25,000 or more.  Signature guarantees are for the protection of shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.  All documentation requiring a signature guarantee must utilize a New Technology Medallion Stamp.  For joint accounts, both signatures must be guaranteed.  Please call Shareholder Services at (877) 747-4268 if you have questions.  At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone.  You may redeem any part of your account (up to $25,000) in the Fund by calling Shareholder Services at (877) 747-4268.  You must first complete the optional Telephone Redemption section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option.  The Fund, and its transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or its transfer agent may terminate the telephone redemption procedures at any time.  During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges.  If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

By Wire.  A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer.  This fee is subject to change.  Any charges for wire redemptions will be deducted from your Fund account by redemption of shares.

Redemptions in Kind

The Fund does not intend to redeem shares in any form except cash.  However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Fund Policy on Market Timing

The Fund discourages market timing and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements.  Market timing can result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive.  This policy generally applies to all Fund shareholders.

To discourage frequent purchases and redemptions of Fund shares by investors, and to compensate the Fund for costs that may be incurred in connection with such trades, the Fund imposes a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less.  The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, or other costs that may be associated with short-term trading.  The Fund reserves the right to modify its policies and procedures at any time without prior notice as the Board of Trustees in its sole discretion deems to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund.  The redemption fee also may not apply on certain types of accounts approved or ratified by the Fund’s Board of Trustees, such as employee benefit plans including 401(k) plans and 457 plans, multi-account programs, asset allocation programs, wrap programs, or other accounts to which application of the redemption fee is not technologically feasible, or that appear to offer other reasonable safeguards against short-term trading.  Please contact the Fund at (877) 747-4268 if you have any questions as to whether the redemption fee applies to some or all of your shares.

While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers.  For example, omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated is not known by the Fund.  Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult for the Fund to identify such activity in certain omnibus accounts traded through financial intermediaries since the Fund may not have knowledge of the identity of individual investors and their transactions in such accounts.  Under a federal rule, the Fund is required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediaries’ customers and their transactions.  However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even if such an agreement is in place.  Certain intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading.  The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive.  The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (877) 747-4268.  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the fifth business day following the redemption.  However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days.  Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.  You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

Redemption proceeds sent via check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV.  Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time.  You may increase the value of your shares in the Fund to the minimum amount within the 30 day period.  All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  In such event, the Board may close the Fund with notice to shareholders but without obtaining shareholder approval.  An involuntary redemption will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value per share (“NAV”).  The Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (the Stock Exchange is closed on weekends, most federal holidays and Good Friday).  The Fund’s NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.  Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value.  If market prices are not available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the values, assets may be valued by the Adviser at a fair value, pursuant to guidelines established by the Board of Trustees.  For example, the Adviser may be obligated to fair value a foreign security because many foreign markets operate at times that do not coincide with those of the major U.S. markets.  Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.   When pricing securities using the fair value guidelines established by the Board of Trustees, the Adviser seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities.  However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Adviser at the time of NAV calculation.  Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis.  These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate.  The Adviser will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available. The Adviser continually monitors and evaluates the appropriateness of its fair value methodologies through systematic comparisons of fair values to the actual next available market prices of securities contained in the Fund’s portfolio.  To the extent the Fund invests in other mutual funds, the Fund’s NAV is calculated based, in part, upon the net asset values of such mutual funds; the prospectuses for those mutual funds in which the Fund will invest describe the circumstances under which those mutual funds will use fair value pricing, which, in turn, affects their net asset values.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions.  The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains.  These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund.  The Fund expects that its distributions will consist primarily of income and net realized capital gains. The Fund declares and pays dividends at least annually.  Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses.  The dividends you receive, whether or not reinvested, will be taxed as ordinary income except as described below.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund.  Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.  The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account.  Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividend and capital gain distribution checks are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividend and capital gain distribution checks issued by the Fund that are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV.  When reinvested, those amounts are subject to risk of loss like any other investment in the Fund.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders.  These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences.  The following information is meant as a general summary of the federal income tax provisions regarding the taxation of the Fund’s shareholders.  Additional tax information appears in the SAI.  Shareholders should rely on their own tax adviser for advice about the federal, state, and local tax consequences to them of investing in the Fund.

The Fund expects to distribute substantially all of its net investment income and net realized gains to its shareholders at least annually.  Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares.  Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.  Distributions to non-corporate investors attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders as qualified dividend income at long-term capital gains rates provided certain holding period requirements are satisfied.   Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares.  Distributions may be subject to state and local taxes, as well as federal taxes.

The Fund may invest in foreign securities against which foreign tax may be withheld.  If more than 50% of the Fund’s assets are invested in foreign ETFs or index mutual funds at the end of the year, the Fund's shareholders might be able to claim a foreign tax credit with respect to foreign taxes withheld.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD provided certain holding period requirements are met.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund may be required to withhold U.S federal income tax (presently at the rate of twenty-eight percent (28%)) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  Backup withholding is not an additional tax, rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax adviser to ensure that distributions and sales of Fund shares are treated appropriately on their income tax returns.

MANAGEMENT OF THE FUND

Adviser.  Geier Asset Management, Inc., 2205 Warwick Way, Suite 200, Marriottsville, Maryland 21104, serves as adviser to the Fund.  The Adviser has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio.  The Adviser was formed in November, 1999.  Geier Asset Management, Inc. provides high-quality professional expertise in wealth accumulation for individuals, businesses, corporations, 401(k), pension and profit sharing plans, estates and trusts.  As of August 31, 2010, Geier Asset Management, Inc. had assets under management of approximately $150 million.  Geier Asset Management, Inc. is controlled by Joseph N. Geier, Thomas M. Geier and Brian J. Woods.

The Fund is required to pay the Adviser a fee equal to 1.10% of the Fund’s average daily net assets.  A discussion of the factors that the Board of Trustees considered in approving the Fund’s advisory agreement will be available in the Fund’s semi-annual report for the fiscal period ended April 30, 2011.  The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds) do not exceed 1.95% of net assets.  The contractual agreement is effective through February 28, 2012.  This contractual arrangement may only be terminated by mutual consent of the Adviser and the Fund, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser.  Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation.

If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus.  Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares.  Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf.  This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services.  The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund.  To the extent that these fees are not paid by the Fund, the Adviser may pay a fee to financial intermediaries for such services.

To the extent that the Adviser, not the Fund, pays a fee to a financial intermediary for distribution or shareholder servicing, the Adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary.  Although neither the Fund nor the Adviser pays for the Fund to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included.  Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.  The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Portfolio Manager.

Thomas M. Geier, CPA CFP®, PFS – Vice President and Chief Operating Officer of the Adviser.  Mr. Geier has over 25 years experience in investment management, financial planning, finance, and accounting and is responsible for discretionary portfolio management duties of all of the Adviser’s accounts. Mr. Geier has been Vice President and Chief Operating Office of Geier Asset Management, Inc, since the Adviser’s inception in 1999.  Mr. Geier graduated with a B.A. degree in accounting from Loyola College.

The Fund’s SAI provides additional information about the Fund’s portfolio manager, including his compensation structure, other accounts managed, and ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

Because the Fund recently commenced operations, there are no financial highlights available at this time.

APPENDIX A - ADVISER’S PRIOR PERFORMANCE

The data below is provided to illustrate the past performance of the Fund’s Adviser in managing equity accounts utilizing strategies that are substantially similar to those that will be utilized by the Fund.  This prior performance of the Adviser does not represent the performance of the Fund, nor should it be considered a substitute for the Fund’s performance. You should not consider this performance data as a prediction or an indication of future performance of the Fund or the performance that one might achieve by investing in the Fund.

The Geier Asset Management, Inc. Strategic Capital Preservation Composite (the “Composite”) represents all of the accounts in the Composite managed by the Adviser that have investment objectives, policies and strategies that are substantially similar to the Fund. As of December 31, 2010 the Composite consisted of 145 advisory accounts.  As of this date, the total assets of the Composite were approximately $26.6 million.

In certain cases, the calculation methodologies utilized to create the Composite may be different from the standard SEC formula used by mutual funds for presenting their performance returns. The methodology to calculate the returns of the accounts represented in the Composite is that performance is calculated monthly.  The monthly calculations are based on the change in market value of the portfolio from the close of business in the prior month, and they reflect the deduction of management fees, incentive allocation and other expenses and include gross dividends and other income reinvested in the portfolios. The Composite reflects performance for a typical investor in the portfolio who invested at the beginning of the period and remained invested throughout the period. The Composite performance is presented net of fees.  The performance for an individual investor may vary based upon the investor’s eligibility to participate in new issues. Advisory fees are deducted monthly and over time will reduce the net return on a compounded basis.

The private accounts represented by the Composite are not subject to the same types of expenses as the Fund or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended, or the Internal Revenue Code of 1986, as amended. Consequently, the performance results for such private accounts could have been adversely affected if they had been subject to mutual fund regulations. In addition, the operating expenses incurred by the accounts included were lower than the anticipated operating expenses of the Fund, and, accordingly, they had less of an adverse effect on the performance results of the Composite.

Geier Asset Management, Inc.
Strategic Capital Preservation Composite

Year	Composite Gross Return %	Composite Net Return %	Morningstar Conserv Allocation Return %	Number of Portfolios	Dispersion %	Market Value at end of Period (000’s)	Percentage of Firm Assets

2010	4.8	3.8	7.2	145	0.3	26,619	22.5
2009	7.9	6.9	9.6	134	0.1	22,720	20.0
2008	2.3	1.3	-3.9	73	0.3	17,118	15.8
2007	7.5	6.5	8.0	36	0.1	4,997	3.2
2006	9.8	8.8	6.7	38	0.3	5,539	4.0
2005	2.1	1.0	3.3	46	0.1	7,260	5.4
2004	4.8	3.7	6.5	45	0.2	7,463	5.8
2003	11.7	10.6	10.0	30	1.2	4,871	4.6
2002	8.3	7.4	4.6	16	1.5	2,378	5.9

1 Year	4.8	3.8	7.2
5 Year	6.4	6.1	5.4
Inception	6.6	5.6	5.7

Geier Asset Management, Inc. (GAM) has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®).  GAM is an investment management and financial planning firm registered with the Securities and Exchange Commission as a registered investment advisor.  Valuations and returns are computed and stated in U.S. dollars and reflect all fee-paying portfolios managed by GAM.  Total firm managed assets as defined were $118,433,000 in 2010, $115,273,000 in 2009, $108,131,000 in 2008, $155,234,000 in 2007, $139,137,000 in 2006, $133,753,000 in 2005, $129,599,000 in 2004, $105,503,000 in 2003 and $40,038,000 in 2002.  Net of fee performance numbers are calculated by dividing the total dollar amount of GAM fees billed by the total dollar amount of GAM billed assets and subtracting this percentage from the gross return.  GAM’s actual fee schedule is as follows: First $500,000 1.5%, over $500,000 1%.  Past performance does not guarantee or indicate future results.  Performance will vary by client. A complete list of firm composites and performance results is available upon request.  Index data was obtained from Morningstar and Yahoo websites.  The inception date of the Strategic Capital Preservation composite is January 1, 2002.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi-Annual Reports: While this Prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The Annual report includes a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks, policies, and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI and the Fund’s Annual and Semi-Annual Reports, and request other information about the Fund or make shareholder inquiries, in any of the following ways:

You can get free copies of the current Annual and Semi-Annual Reports, as well as the SAI, by contacting Shareholder Services at (877) 747-4268 or obtain a copy online at www.geierfunds.com.  You may also request other information about the Fund and make shareholder inquiries.  The requested documents will be sent within three business days of receipt of the request.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C.  Call the SEC at 1-202-551-8090 for room hours and operation.  You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Investment Company Act #811-22208